                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 11, 1998
                                 Date of Report
                      ------------------------------------
                        (Date of earliest event reported)



                         INTERLINQ SOFTWARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Washington                    0-25186                         91-1187540
   ----------                    -------                         ----------
(State or other            (Commission File No.)                (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                             11980 N.E. 24th Street
                           Bellevue, Washington 98005
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          (Address of principal executive offices, including zip code)

                                 (425) 827-1112
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              (Registrant's telephone number, including area code)

                               11255 Kirkland Way
                           Kirkland, Washington 98033
--------------------------------------------------------------------------------
                                (Former Address)

                                                                     Page 1 of 4
                                                         Exhibit Index on Page 4



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ITEM 5.       OTHER EVENTS

         INTERLINQ Software Corporation (the "Company") has received a non-binding proposal from W.R. Hambrecht + Co., LLC ("WRH") regarding a leveraged recapitalization of the Company (the "Proposal"). The Proposal contemplates that the transaction would be structured as a merger of the Company with an affiliate of WRH, and that a substantial majority of the Company's shareholders would be cashed out in the merger at a price per share of $8.50. The transaction proposed by WRH would result in the Company becoming a private corporation.

         The Company's Board of Directors is in discussions with WRH regarding the Proposal and has retained Broadview Int'l LLC to assist it in evaluating the Proposal. There can be no assurance that the Company will reach an agreement with WRH on the terms of any transaction, or that any such transaction will receive the requisite support of the Company's Board of Directors and shareholders.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)          EXHIBITS

           Exhibit Number            Description
           --------------            -----------
           10.1                      Letter Proposal from W.R. Hambrecht + Co., LLC to the Company dated
                                     December 11, 1998 (incorporated by reference to Exhibit B to the
                                     Schedule 13D/A filed by Ironstone Group Inc. and William Hambrecht with the SEC on December 14, 1998).




                                                                          Page 2



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTERLINQ SOFTWARE CORPORATION


Dated:  December 14, 1998
                                 By       /s/ STEVE YOUNT
                                      ------------------------------------------
                                      Steve Yount
                                      Executive Vice President,
                                      Chief Financial Officer and Secretary

                                INDEX TO EXHIBITS



       Exhibit
       Number         Description
       ------         -----------
       10.1           Letter Proposal from W.R. Hambrecht + Co., LLC to the Company dated
                      December 11, 1998 (incorporated by reference to Exhibit B to the
                      Schedule 13D/A filed by Ironstone Group Inc. and William Hambrecht with the SEC on December 14, 1998).


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